Pyxus International, Inc.	Tel: 919 379 4300
8001 Aerial Center Parkway	Fax: 919 379 4346
Post Office Box 2009	www.pyxus.com
Morrisville, NC 27560-2009
USA

NEWS RELEASE
Pyxus Announces Amendment of Eligibility Criteria for Participation in its Previously Announced Exchange Offer and Consent Solicitation
Morrisville, NC – January 26, 2023 – Pyxus International, Inc. (OTC Pink: PYYX) (the "Company"), a global value-added agricultural company, announced today that its wholly-owned subsidiary, Pyxus Holdings, Inc. (the "Issuer") has amended the eligibility criteria for participation in its previously announced private offer to exchange (the "Exchange Offer") any and all of the Issuer’s outstanding 10.00% Senior Secured First Lien Notes due 2024 (the "Existing Notes") for an equal principal amount of new 8.50% Senior Secured Notes due 2027 to be issued by the Issuer (the "New Notes") and the related solicitation of consents (the "Consents") from holders of the Existing Notes with respect to the indenture governing the Existing Notes (the "Consent Solicitation"), such that institutional "accredited investors," as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), will also be eligible to participate in the Exchange Offer and the Consent Solicitation as "Eligible Holders."

All other terms and conditions of the Exchange Offer and the Consent Solicitation remain unchanged. The Exchange Offer and the Consent Solicitation are being made on the terms and subject to the conditions set forth in a Confidential Offering Memorandum and Consent Solicitation Statement, dated January 5, 2023 (as it may be further amended or supplemented from time to time, the "Offering Memorandum").

The Exchange Offer and the Consent Solicitation will expire at 11:59 p.m., New York City time, on February 2, 2023, unless extended or earlier terminated by the Issuer (such date and time, as the same may be extended or earlier terminated, the "Expiration Date"). The settlement date for the Exchange Offer is expected to be on or about the second business day following the Expiration Date or as soon as practicable thereafter, and is expected to be February 6, 2023.

Tenders of Existing Notes in the Exchange Offer made prior to the Expiration Date may be validly withdrawn (and the related Consents may be validly revoked) at any time prior to the Expiration Date.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any Existing Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer or the Consent Solicitation, before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

None of the Company, Issuer, the Guarantors, the Information Agent, Wilmington Trust, National Association or any other person is making any recommendation as to whether or not you should tender your Existing Notes for exchange in the Exchange Offer or provide Consents in the Consent Solicitation. You must make your own decision whether to tender your Existing Notes in the Exchange Offer and provide Consents in the Consent Solicitation.

Ipreo LLC has been appointed as the exchange agent and information agent for the Exchange Offer and the Consent Solicitation (the "Information Agent"). Any questions regarding the Exchange Offer and the Consent Solicitation or the procedures for tendering Existing Notes and requests for copies of the Offering Memorandum may be directed to the Information Agent by phone at (212) 849-3880 or (toll-free) at (888) 593-9546 or by email at ipreo-exchangeoffer@ihsmarkit.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer or Consent Solicitation.

The Exchange Offer will only be made, and the New Notes are only being offered and will only be issued, to holders of Existing Notes who certify in an eligibility letter from the Information Agent (the "Eligibility Letter") that they are either (a) persons that are in the "United States" and that are (i) "qualified institutional buyers," as that term is defined in Rule 144A under the Securities Act or (ii) institutional "accredited investors," as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (b) persons that are outside of the "United States" and that are (i) not "U.S. Persons," as those terms are defined in Rule 902 under the Securities Act, (ii) not "EEA Retail Investors" or "UK Retail Investors" (each as defined in the Eligibility Letter) and (iii) in the case of persons located in the United Kingdom, are "Relevant Persons" (as defined in the Eligibility Letter). Holders of Existing Notes who certify that they are eligible to participate in the Exchange Offer and the Consent Solicitation pursuant to at least one of the foregoing conditions are referred to as "Eligible Holders." Only Eligible Holders who have completed and returned the Eligibility Letter to the Information Agent are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer and the Consent Solicitation. Additionally, in order to participate in the Exchange Offer and the Consent Solicitation, Eligible Holders that are residents of Canada are required to complete, sign and submit to the Information Agent a Canadian Eligibility Form, which is attached to the Eligibility Letter available from the Information Agent. The Eligibility Letter, as amended in accordance with this press release, can be obtained from the Information Agent.

About Pyxus International, Inc.

Pyxus International, Inc. is a global agricultural company with 150 years of experience delivering value-added products and services to businesses and customers. Driven by a united purpose—to transform people's lives, so that together we can grow a better world—Pyxus International, its subsidiaries and affiliates, are trusted providers of responsibly sourced, independently verified, sustainable and traceable products and ingredients.

Disclaimer

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer and the Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this press release is qualified by reference to such Offering Memorandum.

The New Notes have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any State or other jurisdiction. The New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

FORWARD-LOOKING STATEMENTS

Statements in this press release contain forward-looking statements. You can identify these forward-looking statements by use of words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "will," "estimates," "intends," "projects," "goals," "targets," "could," "should," and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, including whether the conditions specified in the Offering Memorandum or the Support and Exchange Agreement, which became effective on December 27, 2022, by and among the Company, the Issuer, Pyxus Parent, Inc. and certain creditors party thereto, will be satisfied, and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events, except as required by law. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this press release. Any forward-looking statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading "Risk Factors" in the Company’s Form 10-K for the fiscal year ended March 31, 2022 and the subsequently filed quarterly reports on Form 10-Q incorporated by reference therein and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.
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